SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2004

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                         Market 2000+ HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    333-37980
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

         As a result of the merger of The St. Paul Companies, Inc. and Travelers Property Casualty Corp, the new merged company, St. Paul Travelers Companies, Inc., will replace Travelers Property Casualty Corp Class A and B Common Stock as an underlying constituent of Market 2000+ HOLDRS. For each share held of Travelers Property Casualty Corp. Class A and B Common Stock, shareholders will receive .4334 shares of St. Paul Travelers Companies. Effective April 1, 2004, the share amount of St. Paul Travelers Companies represented by a round-lot of 100 Market 2000+ HOLDRS will be .17158726.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


         (c)   Exhibits

               99.1 Market 2000+ HOLDRS Trust Prospectus Supplement dated March 31, 2004 to Prospectus dated July 3, 2003.


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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MERRILL LYNCH, PIERCE, FENNER &
                                              SMITH INCORPORATED


Date:  May 19, 2004                    By:  /s/ MITCHELL M. COX
                                            -----------------------
                                            Name:  Mitchell M. Cox
                                            Title: Attorney-in-Fact

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                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Market 2000+ HOLDRS Trust Prospectus Supplement dated March 31, 2004 to
       Prospectus dated July 11, 2003.


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